SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 10, 1994 (August 1, 1994)


Synergen, Inc.
(Exact name of registrant as specified in its charter)

     Delaware                 0-14339                   84-0868248
(State or other juris-      (Commission             (I.R.S. Employer
diction of incorporation)    File No.)             Identification No.)


1885 33rd Street, Boulder, Colorado                  80301
Address of principal executive officers           (Zip code)


Registrant's telephone number including area code:
(303) 938-6200

Item 5.  Other Events.

On August 1, 1994, Synergen, Inc. ("Synergen" or "the
Company") announced that it had reduced its staff by 60 percent, or 375 employees. (See press release filed as Exhibit 1 to this report.) The staff reduction followed Synergen's announcement on July 18, 1994 that it had stopped its follow-up Phase III clinical trial of ANTRILtm for severe sepsis because an interim analysis of the data showed a lack of efficacy of the product for that indication. The staff reduction is part of the Company's efforts to conserve cash and permit continued development of its priority projects. The Company is also evaluating strategic alternatives for its business and research and development programs.

Item 7.  Financial Statements and Exhibits.

1.  Press release dated August 1, 1994

2.  Letter to Stockholders dated August 4, 1994


                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SYNERGEN, INC.


August 10, 1994                      Kenneth J. Collins
                                     Executive Vice
                                     President, Finance and
                                     Administration